EXHIBIT 99.2

GEE Group to Hold Investor Update Conference Call to Discuss Recent Earnings Report and 2022 Outlook

Jacksonville, FL, December 31, 2021/ Accesswire – GEE Group Inc. (NYSE American: JOB) (“the Company” or “GEE Group”), a provider of professional staffing services and human resource solutions, today announced that it will hold an investor update conference call on Tuesday, January 4, 2022 at 10am EST to review and discuss its September 30, 2021 fiscal year end and Fourth Quarter results; and, provide an update on the Company’s business for the current quarter and outlook for fiscal year 2022. The Company’s prepared remarks will be posted on its website www.geegroup.com prior to the call.

Conference Call Webcast Information

The conference call will be webcast, and to view and/or listen via the internet on either a mobile device or computer, pre-register by clicking the link to the webcast and follow the instructions. The link for the webcast is:

https://event.webcasts.com/starthere.jsp?ei=1521934&tp_key=bd07601384

A confirmatory email will be sent to each registrant.

Additional information will be provided regarding replay instructions for the conference call next week. Also, the Company expects to post an updated investor presentation to its website prior to the conference call, which will include its Fiscal Fourth Quarter and Year Ended September 30. 2021 financial results and other relevant information about GEE Group’s business.

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 and are subject to the “safe harbor” created by those sections. The statements made in this press release that are not strictly historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as “will”, “may,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “pro forma”, “estimates,” “aims,” “believes,” “hopes,” “potential,” “intends,” “suggests,” “appears,” “seeks,” or variations of such words or similar words and expressions. Forward-looking statements are no t guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified. Consequently, as a result these and other factors, the Company’s actual results may differ materially from those expressed or implied by such forward-looking statements.

The international pandemic, the “Novel Coronavirus” (“COVID”-19), has been detrimental to and continues to negatively impact and disrupt the Company’s business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company’s services which is exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”. While incidences of COVID-19 have generally subsided since its initial outbreak, there continue to be signs of the virus, including emergence of variants of the original strain. Therefore, there is no assurance that conditions will continue to improve and could worsen and further negatively impact GEE Group. Certain other factors that might cause the Company’s actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company’s competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company’s failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company’s failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company’s failure to attract, hire and retain quality recruiters, account managers and sales people; (xii) the Company’s failure to recruit qualified candidates to provide to clients as temporary workers under contract or for full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics (such as “COVID-19” referred to above), or other harmful viral or non-viral rapidly spreading diseases; and such other factors as set forth under the heading “Forward-Looking Statements” in the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company’s other filings with the Securities and Exchange Commission (SEC).

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More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.
Kim Thorpe
904.512.7504
invest@genp.com

SOURCE: GEE Group Inc.

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